EXHIBIT 99(i)

GULLEDGE REALTY INVESTORS II, L.P.
(A Limited Partnership)

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ASDOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Gulledge Realty Investors II, L.P. (the "Registrant") on Form 10-Q for the period ending June 30, 2004 as filed with the Securities and Exchange Commission on August 5, 2004 and as amended on the date hereof, (the "Report"), the undersigned officer certifies, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

GULLEDGE REALTY INVESTORS II, L.P.

		By:	GULL-AGE Properties, Inc.
Managing General Partner

Date:	August 5 , 2004	By:	/s/ Douglas L. Kelly
Douglas L. Kelly
President, Secretary, Treasurer
and Director